AARP FUNDS

…

Prospectus

September 29, 2006

…

AARP Income Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities or determined whether the information in this prospectus is accurate, adequate or complete.

Any representation to the contrary is a criminal offense.

2    AARP INCOME FUND    AARP Income Fund at a Glance

AARP Income Fund at a Glance

Investment objective

The Fund seeks current income, and preservation of capital over the long-term.

Investment strategy

The Fund normally invests at least 75% of its assets in an underlying fund called the U.S. Bond Market Portfolio, the “Bond Portfolio.” To a lesser extent, the Fund invests in other types of income-producing securities through investments in other underlying funds.

The Bond Portfolio is “indexed.” It seeks to produce the return of the Lehman Brothers® Aggregate Bond Index, before the deduction of expenses of the Bond Portfolio.

The index represents U.S. government and corporate bonds, mortgage-backed securities, asset-backed securities, and other securities that are in the Lehman Brothers Aggregate Bond Index. The index may include certain U.S. dollar denominated foreign corporate and government bonds traded in the U.S.

The Bond Portfolio may invest in securities that are not in the index in an effort to help the Bond Portfolio to match the returns of the index.

The Fund also may invest up to 25% of its assets in income-producing securities through underlying funds that hold money market instruments, inflation-indexed securities, government and corporate bonds of foreign countries, real estate investment trusts, stocks that pay high dividends, and high-yield bonds. However, the Fund will limit its exposure to high-yield bonds to no more than 10% of the Fund’s assets.

Overall risk

The Fund has comparatively low to moderate levels of risk because it makes broadly diversified investments in bonds and, to a lesser extent, other income-producing securities.

Principal investment risks

You can lose money if you invest in the Fund or not make as much money as you might have expected for many reasons. Here are some of the more significant risks of the Fund and its investments:

•	Interest rates go up. This causes the value of existing bonds to go down, and therefore, the value of your investment in the Fund to go down as well.

•	Issuer’s financial condition deteriorates. Issuers of bonds could get into financial trouble. They may not make interest payments or repay principal on time, and they could declare bankruptcy. Sometimes, the value of an investment will go down if the market perceives that the issuer’s financial condition is deteriorating, even if this is not the case. These risks are greater for investments in high-yield bonds, which are considered speculative.

•	Borrowers repay loans sooner than expected. Borrowers may refinance when interest rates fall, causing the value of bonds that may be repaid early, as well as mortgage- and asset-related securities, to fall as borrowers repay loans more quickly.

•	The value of a stock or stocks goes down. Underlying funds may invest in stocks of companies that pay high dividends and real estate investment trusts. Any investment in a stock has the risk that the value of the stock will go down, due to either events affecting one issuer or the stock market overall.

Legal Structure of the Fund

The AARP Income Fund is a “fund of funds” because it invests its assets in a variety of underlying funds. These underlying funds invest directly in bonds and other income-producing securities.

What is the Bond Portfolio? The Bond Portfolio is a series of a separately registered investment company called AARP Portfolios.

AARP Income Fund at a Glance    AARP INCOME FUND    3

Principal investment risks (continued)

•	Income may vary. The rate of income generated by the Fund may go up and down as interest rates go up and down. The amount of any dividends you receive will fluctuate over time.

•	Foreign investments have their own risks. Underlying funds may invest in foreign corporate and government bonds. These bonds may be more volatile than U.S. bonds. The governments of foreign countries may be less stable than the U.S. government. Issuers in foreign jurisdictions may have less thorough regulation and accounting, auditing, and recordkeeping requirements. Changes in foreign currency exchange rates may also affect the value of foreign bonds.

Here is a quick summary of some additional risks of investing in the Fund and underlying funds that are discussed in detail on pages 13-16.

The Fund

•	Market risk

•	Manager risk

•	Rebalancing risk

•	New fund risk

•	The risks of the underlying funds

The Underlying Funds

•	Market risk

•	Manager risk

•	Index risk

•	Derivatives risk

•	Credit risk

•	Interest rate risk

•	Prepayment risk

•	Investment grade securities risk

•	U.S. government securities risk

•	Stock market risk

•	Foreign bond risk

•	New fund risk

•	High-yield bond risk

•	Real estate investment trust risk

For more information about the Fund’s and underlying funds’ risks, see page 13.

The Fund may change its investment objective without shareholder approval and without prior notice to shareholders.

If you find terms you don’t understand, please check the glossary at the back of this prospectus.

Bonds: Typically, when you invest in bonds you are in effect lending your money for a period of time and expect to get your money back plus interest.

Indexing: A style of investing that tries to match as closely as possible the returns of an index by investing in all – or a sample of – the securities in the index. An index is a group of securities representing all or a part of a stock or bond market.

Mortgage-backed security: A security that pools mortgages. Principal and interest payments on the mortgages are collected and passed through to investors.

Asset-backed security: A security that pools loans, like credit card, auto or home equity loans, or other payment flows. Principal and interest payments are collected and passed through to investors.

4     AARP INCOME FUND    AARP Financial’s Investment Method

AARP Financial’s Investment Method

AARP Financial Incorporated (“AARP Financial”) is the Fund’s investment adviser. This section discusses the investment method AARP Financial uses to manage the Fund and its family of funds.

A new vision for the American investor

As Americans, we face a critical challenge: assuming responsibility for our long-term financial security.

While many of us recognize this challenge, we typically do not save enough. And when we do save, we are confronted with complex, confusing and often costly investment choices. As a result, many of us make poor decisions, become discouraged and do not invest at all, or choose investments with high fees that eat into our earnings.

Yes, saving money can be difficult. But investing should not be. Nor should it be confusing or mysterious or expensive.

Investing made easy

Starting today, you can make a difference in the quality of your financial life. How? It boils down to these simple ideas:

Save as much as you can.

This is the most important step whether you are retired or still working. If you are working, contribute as much as you can to your 401(k) plan or other program at work, or to an IRA. Then do everything you can to save even more. It is better to cut back a little now than to be forced into a true financial crisis in retirement. If you are retired, look for ways to continue to save money, especially by choosing saving and investment products and services that are inexpensive.

Follow the basic principles of sound investing.

AARP Financial has identified five principles aimed at making every investor and investment approach more successful: Low fees, diversification, indexing, rebalancing and simple choices.

These principles are the foundation of the AARP Funds, which were created to make it easy for every American to invest for a comfortable retirement or other financial goals.

AARP Financial’s Investment Method    AARP INCOME FUND    5

1. Low fees

As investors, we often do not pay enough attention to fees — and information about fees can be hard to find and understand. But even a small difference in fees can make a big impact. The average bond mutual fund charges 0.90% of assets invested every year.1 A low cost fund, such as the AARP Income Fund, might charge as little as 0.50%. Over 20 years, the higher fee could reduce your returns on a $100,000 investment by as much as $18,578.

What the fees cost you on an initial $100,000 investment after	Low-cost fund fees (0.50%)	Mid-cost fund fees (0.90%)	The low-cost fund saves you
10 years	$7,964	$14,080	$6,116
20 years	$25,310	$43,888	$18,578
30 years	$60,341	$102,669	$42,328

This table assumes annual returns of 5% a year and includes “foregone earnings,” the money you’d make if fees were invested. These calculations came from the U.S. Securities and Exchange Commission’s online tool for comparing the costs of owning mutual funds, The SEC Mutual Fund Cost Calculator. You can find the tool by going to the SEC’s Web site at www.sec.gov and clicking on “Investor Information.” (Please keep in mind that AARP Funds do not operate, maintain, or have any connection to The SEC Mutual Fund Cost Calculator.)

2. Indexing

Years of investment research show that most active managers—those who buy and sell securities in hope of increasing returns—rarely, if ever, beat most major market indexes over time.2 Yet these same managers almost always charge higher fees than index funds, which seek to deliver the performance of a particular index. When you factor in the lower fees charged by index funds, indexing is clearly one of the most cost effective ways to invest.

3. Diversification

The old adage about “not putting all your eggs in one basket” is especially true when it comes to investing. None of us can tell which investments will rise in price, but if your investments are diversified enough, you may own investments that rise in value. Just as important, if you are adequately diversified, the impact of investments that lose value will be lessened. Broad market index funds that invest in the stocks or bonds of many companies are diversified by definition. For example, there were 6,824 bonds in the Lehman Brothers Aggregate Bond Index as of June 30, 2006. So a fund based on this index and other investments should give you broad diversification.

[1]	Investment Company Institute, 2006 Investment Company Fact Book, 46th Edition, 2006.
[2]	Burton G. Malkiel, The Random Walk Guide to Investing, 2003.

6    AARP INCOME FUND    How the AARP Income Fund Has Performed

4. Rebalancing

Once we have made our investment decisions, most of us rarely revisit them. But markets change. And portfolios that start out at a risk level that matches your risk tolerance can quickly grow more risky unless you prune them back into shape. Unfortunately, many investors find it difficult to prune and rebalance on their own. It’s hard to decide what to buy or sell to bring a portfolio back into balance and to the risk level you want. That’s why a fund that is regularly rebalanced by a portfolio manager makes investing easier for you. With someone else taking on the job, it helps get the important task of rebalancing done.

5. Simple choices

We have been taught to believe that choice is good. Not always. For instance, there are about 8,000 mutual funds in the United States. Which ones are right for you? How do you find out? And how can you be confident you have made the right decisions? Most of us can’t. And too many of us become stymied by this complexity and don’t even invest at all. That’s why AARP Financial designed the AARP Funds: to provide clear choices and a simple, non-nonsense way to invest.

Our funds that invest in both stocks and bonds are designed to provide a complete portfolio in one purchase. Our AARP Income Fund and AARP Money Market Fund are designed to generate current income.

Complete Portfolios (Stocks and Bonds in each fund)	Income (Bonds and income producing securities)	Money Market
AARP Conservative Fund	AARP Income Fund	AARP Money Market Fund
AARP Moderate Fund
AARP Aggressive Fund

The other AARP Funds are offered through other prospectuses. If you want to learn more about or invest in those funds, please contact the AARP Financial Center at (800) 958-6457 or visit www.aarpfunds.com to obtain a prospectus. Read the prospectus carefully before investing.

How the AARP Income Fund Has Performed

The Fund does not yet have past performance information. It will make its performance information available to investors in its first semi-annual report.

Fees and Expenses    AARP INCOME FUND    7

Fees and Expenses

Fees of the Fund

You pay fees and expenses that cover the costs of operating the Fund and the underlying funds. These “operating expenses” are deducted directly from the Fund and the underlying funds. The Fund’s total return will always be shown after these costs are deducted

This table shows the estimated annual fees and expenses of the Fund. As a shareholder in the underlying funds, the Fund bears its share of the underlying funds’ expenses, including advisory and administrative fees, and at the same time continues to pay its own fees and expenses. Therefore, estimated expenses of the underlying funds are included as an item in the table. Please note that the actual fees and expenses of the Fund and the underlying funds may be higher or lower than those shown below.

Shareholder Fees (paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Maximum sales charge (load) imposed on reinvested dividends	None
Redemption fee[1]	None

Annual Operating Expenses of the Fund
(expenses that are deducted from Fund assets directly or indirectly)
Management Fee[2]	0.01%
Distribution and/or Service (12b–1) Fees[3]	0.20%
Other expenses[4]	0.21%
Acquired Fund Fees and Expenses[5]	0.24%

Total Annual Operating Expenses of the Fund	0.66%
Contractual Waivers and/or Reimbursements of Fees and Expenses[6]	0.16%

Net Annual Operating Expenses of the Fund	0.50%
(after waivers and/or reimbursements)

[1]	You will be a charged a fee for wire redemptions from the Fund, which is currently $5.00 per wire.
[2]	This fee is the management fee paid to AARP Financial for the services it provides as adviser to the Fund.
[3]	The Fund has adopted a plan pursuant to Rule 12b-1, the “Rule 12b-1 Plan,” under the Investment Company Act of 1940, as amended, the “Investment Company Act.” This Rule 12b-1 Plan permits the Fund to make payments for the sale and distribution of its shares and for servicing activities. The underlying funds do not charge distribution and/or service (Rule 12b-1) fees.
[4]	“Other Expenses” are estimated for the current fiscal year. Other expenses include transfer agent, administration, trustee, legal, audit, insurance, and other miscellaneous expenses for the Fund.
[5]	“Acquired Fund Fees and Expenses” are estimated for the current fiscal year and represent the Fund’s portion of the estimated fees and expenses of the underlying funds. Each underlying fund’s fees and expenses may include advisory, sub-advisory, transfer agent, administration, trustee, legal, audit, insurance, and other miscellaneous expenses.
[6]	AARP Financial has agreed contractually to waive fees and/or reimburse expenses to keep the Net Annual Operating Expenses of the Fund, including Acquired Fund Fees and Expenses, at 0.50% of average daily net assets through November 1, 2007. The expense reimbursement amount payable by AARP Financial will be dependent on the actual expenses of the Fund and the underlying funds.

Example: If a fund earns an annual return of 5.00% (before expenses) and pays annual operating expenses of 0.50%, then the fund’s total return will be approximately 4.50%.

8    AARP INCOME FUND    Fees and Expenses

Example

Here is an example to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

Say you invest $10,000 for one year or three years. Assume your investment earns a return of 5% a year, and the Net Annual Operating Expenses of the Fund apply through November 1, 2007, and after that date the Total Annual Operating Expenses of the Fund apply. Here’s what you would pay in fees and expenses over those time periods:

	1 Year	3 Years
AARP Income Fund	$51	$178

Remember, this is not a real example. It is shown for comparison only and does not represent actual costs or returns, either past or future. Actual costs and returns might be higher or lower.

Is the Fund Right for You?    AARP INCOME FUND    9

Is the Fund Right for You?

AARP Funds is dedicated to helping individuals build a secure financial future by offering investment options to help them reach their retirement goals. The AARP Income Fund is designed to fill a number of different investment needs.

The Fund may be appropriate for you if:

•	You are seeking a stream of monthly income.

•	You want to diversify your overall portfolio by adding this Fund.

•	You are able to accept the risks of holding bonds in a fund and experiencing fluctuations in the value of the fund as bond prices rise and fall.

Before you invest in the Fund, you should understand how well it fits with your financial goals, the risks involved, and the fees you will pay.

This Fund may NOT be appropriate for you if:

•	You want guaranteed safety of your initial investment.

•	You are seeking a very short-term investment.

•	You want capital appreciation.

Need help?

If you want to talk with someone who can help you decide if the Fund is right for you, please call the AARP Financial Center at (800) 958-6457 and choose to speak with an Investment Counselor. Our trained counselors, who are salaried employees of AARP Financial and not compensated through commissions, are ready to answer your questions about the Fund and the AARP Funds. They can also help you figure out if you are on track financially for retirement. Are you saving enough now or do you need to do more?

Should you invest in the Fund?

It depends on why you are investing, when you’ll want to start spending the money you’ve invested, and your tolerance for risk. The AARP Financial Center can help you identify if the Fund may be right for you. If you have any questions, please call the AARP Financial Center at (800) 958-6457 and choose to speak with an Investment Counselor.

10    AARP INCOME FUND    How the Fund Invests Your Money

How the Fund Invests Your Money

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 75% of its assets in the Bond Portfolio and up to 25% of its assets in other underlying funds that invest in other income-producing securities.

What does the Bond Portfolio Invest In?

The Bond Portfolio seeks to produce the return of the Lehman Brothers Aggregate Bond Index as closely as possible, before the deduction of expenses of the Bond Portfolio.

The Lehman Brothers Aggregate Bond Index represents nearly all the taxable investment-grade bonds in the U.S. bond market that are registered with the Securities and Exchange Commission and with maturities of more than one year. The index includes three major types of bonds:

1.	corporate and U.S. government bonds;

2.	mortgage-backed securities, including mortgage pools securitized by the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation; and

3.	asset-backed securities, including securities that are backed by credit card, auto, and home equity loans.

This index may also include certain U.S. dollar denominated foreign corporate and government bonds traded in the U.S.

Quality of Securities held in the Bond Portfolio

The Bond Portfolio will only invest in fixed income securities that are considered “investment grade” – fixed income securities rated Baa or higher by Moody’s Investors Services, Inc. or BBB or higher by Standard & Poor’s Rating Group or are deemed by SSgA Funds Management, Inc., “SSgA FM,” to be of comparable quality.

How the Fund Invests Your Money    AARP INCOME FUND    11

What other securities may the Fund invest in?

The Fund may invest up to 25% of its assets in other underlying funds that invest in:

•	money market instruments,

•	inflation-indexed bonds issued by the U.S. Government, its agencies and instrumentalities, and corporations,

•	high-yield bonds (also called “junk bonds”),

•	government and corporate bonds of foreign countries,

•	real estate investment trusts, and

•	stocks that pay high dividends.

The Fund will limit its exposure to high-yield bonds to no more than 10% of the Fund’s assets.

These investments may or may not be indexed, but they may enable the Fund to produce higher levels of income. Some of these investments, such as high-yield bonds, stocks that pay high dividends, foreign bonds, and real estate investment trusts, are considered riskier and may have different risks than investments in the Bond Portfolio. Please read the discussion of the Fund’s risks below carefully so that you understand these risks.

AARP Financial will determine when and if it is appropriate for the Fund to invest in these other securities and what percentage of the Fund’s assets, within the 25% and 10% maximums, should be allocated to these securities. AARP Financial may change the Fund’s investments in underlying funds at any time, as long as the changes are consistent with the Fund’s investment objective and investment strategies. AARP Financial anticipates that the Fund’s investments in these securities initially will be limited to an investment in the Money Market Portfolio, but will be expanded into investments in the other types of securities as the Fund grows in size.

Temporary defensive investments

The Fund may take a temporary defensive position that may be inconsistent with its long-term principal investment strategies. For example, the Fund may take a defensive position by raising cash levels. Factors influencing these decisions may include AARP Financial’s outlook for the economy, financial markets or other conditions.

The Fund may not achieve its investment objective if it invests for temporary defensive purposes.

Money market fund investment

The Fund plans to invest part of its assets in the State Street Money Market Portfolio, the “Money Market Portfolio.” The Money Market Portfolio seeks to maximize current income through investments in money market instruments, while providing for liquidity, the preservation of capital, and a stable $1.00 per share price. The Money Market Portfolio is a series of a separately registered investment company called the State Street Master Funds. SSgA FM is the investment adviser to the Money Market Portfolio.

12    AARP INCOME FUND    How the Fund Invests Your Money

Indexes vs. index funds

Indexes, as opposed to index funds, are a group or list of securities representing a market or part of a market. The returns of the index do not reflect the costs of actually investing in the index and do not include fees, brokerage commissions or other expenses of investing. While you can invest in an index fund– it’s a real investment, you cannot invest directly in an index – it’s just a list.

How the Bond Portfolio tracks its index

Here is more information about some of the Bond Portfolio’s investment strategies and their risks. Please remember that because the Fund invests a substantial amount of its assets in the Bond Portfolio, the Fund has the risks of the Bond Portfolio.

The Bond Portfolio seeks to “track its index” or, in other words, produce returns that are as close as possible to the Lehman Brothers Aggregate Bond Index before the deduction of expenses of the Bond Portfolio. It is difficult to match an index exactly because the returns of an index do not reflect the typical fees and expenses that the Bond Portfolio has to pay, including the costs of buying and selling securities.

There are several ways to track an index:

•	Replication means buying every security in the index. Managers try to make an exact or close replica of the index, buying the same securities in the same proportions as they are in the index.

•	Optimization and sampling are investing techniques used by managers when it is expensive, impractical, or impossible to buy every bond or security in an index. These techniques are used when a fund is fairly new and growing in size. They are also used when an index is very large and contains securities that can no longer be bought.

The Bond Portfolio will use optimization and sampling in seeking to track the returns of the Lehman Brothers Aggregate Bond Index because of its sheer size and the reality that some of the bonds in the index are not available for purchase. The index included 6,824 bonds as of June 30, 2006.

In carrying out these techniques, the Bond Portfolio may invest to a limited extent in a variety of securities and derivatives that are not included in its index, including futures, options, exchange traded funds, cash, and other types of financial contracts and instruments. Generally speaking, a derivative is a financial contract whose value is based on a traditional security such as a stock, bond or market index (such as the Lehman Brothers Aggregate Bond Index). While the Bond Portfolio invests in derivatives to increase the likelihood that it will track or match the returns of the index and reduce tracking error, and as a convenient way to invest excess cash, these investments in derivatives may expose the Bond Portfolio to risks that are different from, and possibly greater than, the risks of the securities they are derived from, as described below. The Bond Portfolio will not use these derivatives for speculation or for the purpose of leveraging investment returns.

The Risks of the Fund    AARP INCOME FUND    13

The Risks of the Fund

What are the risks of the Fund?

All investments, including the Fund, involve some risk. You should read this section carefully and understand these risks.

There is no guarantee of the Fund’s performance. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You should expect that the value of your investment in the Fund might go up or down. You might lose money if you invest in the Fund, or make less money than you expect or hope. Note that the income generated by the Fund will also fluctuate as interest rates go up and down.

Several types of risk may affect the Fund. Since the Fund invests most of its assets in the Bond Portfolio, the Fund has all the risks of the portfolio, and it also has the risks of the other underlying funds. Risks of the Fund and the underlying funds are summarized below.

The Fund’s risks:

MANAGER RISK

Poor decisions about how to allocate the assets of the Fund among different underlying funds and when to rebalance the Fund or to change underlying fund allocations, may affect the Fund’s ability to achieve its investment objective. Also, AARP Financial is a recently formed entity with limited experience as an investment adviser.

MARKET RISK

The Fund’s performance will fluctuate as the value of the underlying funds’ investments go up and down as a result of changing market prices. In general, stock prices have fluctuated more than bond prices over longer time periods. Price changes may be temporary or last for extended periods.

REBALANCING RISK:

The Fund may temporarily stray from preferred allocations among the underlying funds and not perform as well as if it had invested according to the preferred allocations at all times.

NEW FUND RISK

The Fund may not grow to or maintain an economically viable size, in which case management of the Fund may determine to liquidate the Fund at a time that may not be opportune for shareholders.

14    AARP INCOME FUND    The Risks of the Fund

Interest:

Money paid by a bond issuer to investors who, in effect, loaned the issuer money by buying its bonds.

If interest rates go down, the value of an underlying fund’s bonds might increase. However, falling interest rates might lead some issuers to prepay bonds. That would force the underlying fund to invest in bonds with lower interest rates, potentially causing a decline in value and yield. Overall, changes in interest rates affect the value of long-term bonds more than short-term bonds.

The underlying funds’ risks

The underlying funds have some or all of the following risks:

CREDIT RISK

An underlying fund may lose money if it invests in bonds whose issuers cannot meet their obligations to pay interest or principal when due. An issuer may also lower the credit quality of a security if it suffers an adverse change in its financial condition. Lower credit quality would lead to greater volatility in the price of the security and ultimately shares of the underlying fund. High-yield securities have more credit risk than investment grade securities.

INTEREST RATE RISK

The value of an underlying fund’s investments in bonds may go down if interest rates go up. Longer-term bonds are generally more sensitive to interest rate changes, meaning they may suffer deeper declines in value than shorter-term bonds.

PREPAYMENT RISK

An underlying fund may not perform well if it invests in bonds prepaid by issuers when interest rates fall because the underlying fund would have to re-invest in securities with lower interest rates. A decline in interest rates may also result in potential losses to mortgage- and other asset-backed securities, if the assets backing these securities are prepaid. On the other hand, a rise in interest rates may reduce the amount of prepayments, which would cause the average bond maturity to rise and increase the potential to lose money as interest rates rise.

INVESTMENT GRADE SECURITIES RISK

Bonds are rated by national bond rating agencies. Securities rated Baa or higher by Moody’s Investors Services, Inc. or BBB or higher by Standard & Poor’s Rating Group are considered investment grade securities. Securities rated Baa or BBB may be somewhat riskier than higher-rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

HIGH-YIELD BOND RISK

High-yield bonds, known as “junk bonds,” are rated below investment grade because there are doubts about whether the companies or entities that issue them will be able to pay interest and principal back on time. Junk bonds pay out higher interest rates than investment grade bonds because they are highly risky and considered speculative.

The Risks of the Fund    AARP INCOME FUND    15

REAL ESTATE INVESTMENT TRUST RISK

Real Estate Investment Trusts, called REITs, have the risks of real estate. REIT stocks also have the risks of the stock market, just like other stocks. The real estate industry is especially vulnerable to economic downturns. The value of REITs may also be damaged by changes in real estate values, rents, property taxes, interest rates, tax treatment, regulations, and their legal structure.

FOREIGN BOND RISK

Any investment in a foreign issuer will have the risks of political and economic instability, poor regulation, insufficient publicly available information about the issuer, the imposition or tightening of foreign exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation, or confiscation of investors’ assets. This risk may be greater for investments in issuers in emerging or developing markets.

U.S. GOVERNMENT SECURITIES RISK

Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

INDEX RISK

An underlying fund that uses an index strategy, such as the Bond Portfolio, may not perform as well as the index it aims to match because of tracking error.

MANAGER RISK

Poor investment selection by the managers of an underlying fund may affect the underlying fund’s performance.

MARKET RISK

The value of the underlying funds’ investments will go up and down as market prices fluctuate. In general, stock prices have fluctuated more than bond prices over longer time periods. Price changes may be temporary or last for extended periods.

STOCK MARKET RISK

The value of stocks may decline in response to developments affecting a particular issuer, the issuing company’s industry, and general economic conditions. Price changes in stocks may be temporary or may last for an extended period of time.

Tracking error:

The amount that the performance of an index fund differs from the index it tries to match.

Market price:

The last reported price of a security on the market where it is bought and sold.

Markets go up and down as they react to economic, political, geographic, or regulatory factors. These factors may affect the entire market or just certain securities, industry segments, or economic sectors.

16    AARP INCOME FUND    The Risks of the Fund

DERIVATIVES RISK

The use of derivative instruments exposes an underlying fund to additional risks and transaction costs. Risks of derivative instruments include:

•	the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;

•	the prices of derivative instruments and the prices of the underlying securities, interest rates or currencies they are designed to reflect do not move together as expected;

•	the fact that the skills needed to use these derivative strategies are different than those needed to select portfolio securities;

•	the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired;

•	the risk that adverse price movements in an instrument can result in a loss substantially greater than an underlying fund’s initial investment in that instrument (in some cases, the potential loss is unlimited);

•	particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, which could leave an underlying fund worse off than if it had not entered into the position; and

•	the inability to close out certain hedged positions to avoid adverse tax consequences.

NEW FUND RISK

An underlying fund may be new and may not grow to or maintain an economically viable size, in which case management of the underlying fund may determine to liquidate the underlying fund at a time that may not be opportune for shareholders.

Who Manages the Fund and the Bond Portfolio?    AARP INCOME FUND    17

Who Manages the Fund and the Bond Portfolio?

TRUSTEES

AARP Funds has a Board of Trustees who oversees the Fund and its investment in the underlying funds, and approves the Fund’s agreements with AARP Financial, SSgA FM, and the Fund’s other service providers.

THE FUND’S AND THE BOND PORTFOLIO’S INVESTMENT ADVISER

AARP Financial Incorporated, “AARP Financial,” manages the investment activities for the Fund and Bond Portfolio, including providing the overall investment program for the Fund and Bond Portfolio, selecting the asset allocations in the underlying funds, deciding when to rebalance the Fund, and overseeing SSgA FM, the Fund’s and the Bond Portfolio’s investment sub-adviser (as well as the Money Market Portfolio’s investment adviser). AARP Financial is a wholly-owned subsidiary of AARP Services, Inc., which is a wholly-owned subsidiary of AARP. AARP is a nonprofit membership organization dedicated to addressing the needs and interests of people age 50 and over in the United States. Founded in 1958, AARP delivers information, advocacy, and services to more than 35 million members to advance a society in which everyone ages with dignity and purpose. AARP Financial is located at Two Highwood Drive, 2nd Floor, Tewksbury, MA 01876.

THE FUND’S AND THE BOND PORTFOLIO’S INVESTMENT SUB-ADVISER

SSgA Funds Management, Inc., “SSgA FM,” provides advice regarding asset allocation to AARP Financial for the Fund, rebalances the Fund under the direction of AARP Financial, and manages the day-to-day investment of the Bond Portfolio’s assets. SSgA FM managed over $120 billion in assets as of March 31, 2006 and is one of the State Street Global Advisors companies that collectively manage approximately $1.5 trillion in assets. SSgA FM is a wholly owned subsidiary of State Street Corporation and is located at One Lincoln Street, Boston, MA 02111. SSgA FM also is responsible for the day-to-day investment of the Money Market Portfolio’s assets.

The basis for the Board of Trustees approving the investment advisory agreement with AARP Financial will be discussed in the Fund’s semi-annual report to shareholders for the period ending December 31, 2006.

AARP Funds, AARP Portfolios, and AARP Financial have applied to the SEC for an exemption to allow AARP Financial to change or add investment sub-advisers, and to change the investment sub-advisory agreements with those sub-advisers, without shareholder approval. Currently, shareholder approval of these changes is required by law, but certain funds obtain the exemption because it permits greater flexibility and saves the expense of holding a shareholder vote. There is no guarantee that the SEC will grant the requested exemption.

18    AARP INCOME FUND    Who Manages the Fund and the Bond Portfolio?

The Portfolio Management Team

RICHARD M. HISEY, CFA

Mr. Hisey, an employee of AARP Financial, serves as a Portfolio Manager for the Fund. In this capacity, Mr. Hisey is responsible for implementing the Fund’s overall investment program, determining if and when to add other securities and at what levels, determining when to rebalance the Fund based upon the advice of SSgA FM, and overseeing and monitoring the activities of SSgA FM. Mr. Hisey is Chief Investment Officer for AARP Financial and also serves as Treasurer of AARP Funds. Most recently, he served as Executive Vice President and Chief Investment Officer of Cole Management Incorporated, a venture capital firm focused on early-stage investments in Russia. Previously, he was with MFS Investment Management, serving as the Treasurer and Chief Financial Officer of the MFS Group of Mutual Funds, and served as Senior Vice President of The Bank of New York. He spent 15 years at Lexington Global Asset Managers, Inc. (now ING/Reliastar), where he served as the portfolio manager and investment strategist for an open-ended Russian equity mutual fund. Mr. Hisey received an M.B.A and a B.A. from the University of Connecticut. He holds the Chartered Financial Analyst designation.

SSgA FM’s portfolio management team for the Fund is lead by Daniel Farley, and includes Michael Lear, Michael O. Martel, and Eduardo A. Borges. SSgA FM’s team makes recommendations regarding asset allocation and rebalancing the Fund to AARP Financial, and is responsible for rebalancing the Fund under the direction of AARP Financial.

DANIEL FARLEY, CFA

Mr. Farley is a Vice President of SSgA, and SSgA FM and the Head of SSgA’s U.S. Global Asset Allocation team. In this role, he is responsible for strategic/tactical asset allocation and overlay clients in the US. Prior to his current role, Mr. Farley was a senior portfolio manager in Global Asset Allocation, assisting clients in the development of strategic investment policy as well as managing tactical and static asset allocation portfolios. Prior to joining Global Asset Allocation, Mr. Farley led the investment team for the firm’s Charitable Asset Management group.

MICHAEL LEAR

Mr. Lear is a Principal of SSgA and SSgA FM, and a Portfolio Manager in the Global Asset Allocation team. He is responsible for managing active and passive asset allocation portfolios, as well as derivative overlays. Previously, Mr. Lear worked as a Junior Portfolio Manager in the Indirect Implementation team. Prior to SSgA, he worked as an Assistant Portfolio Manager at Batterymarch Financial Management. He has been working in the investment management field since 1997.

Who Manages the Fund and the Bond Portfolio?    AARP INCOME FUND    19

MICHAEL O. MARTEL

Mr. Martel is a Principal of SSgA and SSgA FM, and a Portfolio Manager on the Global Asset Allocation team. He is responsible for developing and implementing multi-asset class solutions for clients, including strategic and tactical global balanced funds, equitization and overlay strategies, and country selection portfolios. In addition, Mr. Martel oversees the continued development of proprietary trading systems and assists in ongoing research efforts. Previously, Mr. Martel was with SSgA’s Global Structured Products Group specializing in developed and emerging market index strategies and the valuation of global derivatives. Prior to joining SSgA in 1994, Mr. Martel worked for the Mutual Funds Division of State Street Corporation. He has been working in the investment management field since 1992.

EDUARDO A. BORGES

Mr. Borges is a Principal of SSgA and SSgA FM, and a Portfolio Manager on the Global Asset Allocation team. His responsibilities include managing active and passive portfolios for domestic and international strategies. Mr. Borges joined SSgA as an Operations Associate in 2000, supporting the Investor Solutions Group and the Global Fundamental Strategies Group. Prior to joining SSgA, Mr. Borges worked for Putnam Investments holding positions as Senior Cash Specialist and Portfolio Accountant. He has been working in the investment management field since 1998.

The Statement of Additional Information provides more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Fund.

20     AARP INCOME FUND    Who Manages the Fund and the Bond Portfolio?

Other service providers

ADMINISTRATOR AND SUB-ADMINISTRATOR

AARP Financial provides administrative services to the Fund, such as overseeing the Fund’s operations and other service providers. AARP Financial has retained State Street Bank and Trust Company “State Street” to assist it in providing these administrative services.

CUSTODIAN

State Street holds the Fund’s assets, price shares, and oversees payment of distributions to shareholders.

TRANSFER AGENT

State Street handles opening new accounts, processing orders to buy or sell shares, providing recordkeeping and sending statements to investors.

DISTRIBUTOR

ALPS Distributors, Inc. handles distribution, sales and marketing activities for the Fund.

Who Manages the Fund and the Bond Portfolio?    AARP INCOME FUND    21

Payments for distribution and services

The Fund pays a distribution and shareholder services fee called a Rule 12b-1 fee (after Rule 12b-1 under the Investment Company Act) to ALPS Distributors, Inc. (the Fund’s distributor), which is not affiliated with AARP Funds, AARP Financial or SSgA. This fee covers the sale and distribution of the Fund’s shares and servicing activities for shareholders.

The Rule 12b-1 fee may be as much as 0.20% annually of the average daily net assets of the Fund. Of this amount, ALPS Distributors, Inc. pays approximately:

•	0.14% of the Fund’s net assets to AARP Financial under a Services Agreement for providing assistance to ALPS Distributors with distribution and shareholder servicing activities, including preparing advertising and marketing materials, educating call center personnel, and providing services to investors in the Fund; and

•	0.05% of the Fund’s net assets to AARP under a Trademark Licensing Agreement for the right to use the name AARP in the Fund’s name and access to AARP’s membership list.

These fees will increase the cost of your investment because they are paid out of the Fund’s assets on an ongoing basis. Over time, they may cost you more than if you paid an up-front sales charge.

While AARP has licensed the use of its name to AARP Funds and endorses the services provided by AARP Financial, AARP cannot recommend that you or any specific individual should purchase shares of a particular AARP Fund. AARP is not a registered investment adviser or broker-dealer. Read this prospectus carefully to decide if the Fund is right for you. And if you need help in making that decision, please call the AARP Financial Center at (800) 958-6457 and choose to speak with an Investment Counselor.

22    AARP INCOME FUND    How to Open Your Account

How to Open Your Account

Types of accounts

You may set up your account to invest in the Fund in any of the following ways:

Account type	Description	Minimum initial investment*	Minimum subsequent investment
Individual or Joint Ownership	Individual accounts must be registered to one person. Joint accounts can have two or more owners and provide for rights of survivorship.	$100	$25

Gift or Transfer to a Minor (UGMA, UTMA)	Gift or transfer accounts let you give money to a minor for any purpose. The gift is irrevocable and the minor gains control of the account once he or she reaches the age of majority.	$100	$25

Retirement**	A qualified retirement account allows you to defer taxes on investment income and capital gains. Your contributions may also be tax-deductible. Please consult your tax advisor for details about tax advantages or consequences.	$100	$25

	The types of retirement accounts available to you are:

	• Traditional IRA

	• Roth IRA

	• Rollover IRA

	• Simplified Employee Pension (SEP) IRA

Coverdell Education** Savings Account	Formerly called an Education IRA, this account allows you to earn tax-deferred investment income and capital gains that may be withdrawn tax-free for qualified education expenses.	$100	$25

Trust	For assets held in a trust.	$100	$25

Business Entity	Allows an authorized person of a corporation, partnership or other entity to establish a business account.	$100	$25

*	If you set up an Automatic Investment Program to invest at least $25 directly from your bank account or paycheck, we waive the minimum required for your initial investment. Before you can start your Automatic Investment Program, your initial investment of at least $25 must be made by check or online by electronic transfer.
**	There is a $10 annual maintenance fee for each IRA and Coverdell Education Savings Account.

How to Open Your Account    AARP INCOME FUND    23

How to open an account

BY ELECTRONIC TRANSFER

•	You may open a new account by electronic transfer only by visiting www.aarpfunds.com. Select the “How to Buy” tab and follow the directions to create your new account and complete an application online.

•	Confirm with your bank or credit union that it is a member of the Automated Clearing House, “ACH,” system.

BY MAIL

•	Complete and sign an application. Please complete a different application for each type of account you are establishing.

•	Enclose a check made out to “AARP Funds” for your initial investment.

•	Send by regular mail or overnight delivery. All mail must be sent to the address listed on page 34 of this prospectus.

Please note:

•	We accept only electronic transfers and checks in U.S. dollars, drawn on U.S. banks when opening new accounts. We do not accept starter checks, cash, cash equivalents, cashier’s checks, travelers checks, money orders, credit cards, debit cards, or third party checks (except for IRA rollover checks). You cannot use a business check to buy shares for a non-business account. If you buy shares by check or electronic transfer, we will delay the payment of redemption proceeds for up to 15 days.

•	Your order to purchase shares must be complete and in good form for the Fund to act on it.

•	A purchase request received after the Fund’s close of business, which corresponds with the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), is deemed received on the next business day.

Automatic Investment Program

Available for all types of accounts, the Automatic Investment Program allows you to set up regular, automatic purchases of Fund shares directly from your bank account or your paycheck.

Ask for a Transfer On Death, “TOD,” form if you wish to designate a beneficiary for your non-retirement accounts and want the accounts’ assets to pass directly to a beneficiary and avoid probate.

To invest in the Fund, in most cases, you must be a U.S. resident with a social security number. There are a few exceptions to this rule, such as if you are a member of the U.S. military based outside the United States. Shares of the Fund are available for sale in the U.S. and its territories, but not elsewhere.

If we cannot complete two scheduled investments in a row because of insufficient funds, we may cancel the Automatic Investment Program.

24    AARP INCOME FUND    How to Open Your Account

If you invest in the Fund through an intermediary (such as a personal financial adviser), the intermediary may have different policies and fees that affect your account, either as an individual or in an omnibus account. We suggest you read all materials from the intermediary carefully to understand the policies and fees that may apply.

Omnibus account:

A single account held by an investment professional on behalf of many investors.

Verifying your identity

Under the USA PATRIOT Act, all financial institutions must obtain, verify, and record information that identifies each person who applies to open an account. When you open an account to invest in the Fund, we will ask for your name, address, date of birth, tax identification number, and other information that will allow us to identify you. If you do not provide the required information, and we cannot contact you to obtain it, we may not accept your application and will return your initial investment.

After your account is established, the Fund is required to take steps to verify your identity. These actions may include checking your information against various databases. If the Fund is unable to verify your identity from the information you provide, you may be restricted from making purchases, transferring shares, or your account may be closed and the proceeds sent to you. If the account is closed and the proceeds are sent to you, you will receive the next available share price. As a result, your proceeds may be more or less than the amount you paid for your shares and the sale may be a taxable transaction.

Sales and redemption fees

The Fund is a no-load mutual fund. There is no sales charge when you buy shares. There are no deferred sales charges or redemption fees when you sell shares (although you may be charged a fee for a wire), nor any charges on additional purchases or reinvested dividends.

How to Manage Your Account    AARP INCOME FUND    25

How to Manage Your Account

Buying more shares

•	You may buy more shares by using our Web site at www.aarpfunds.com, calling our 24-hour Automated Response System or Shareholder Services at (800) 958-6457, or sending us a request by mail. Funding can be submitted by wire transfer, electronic transfer, or check.

•	Your order to purchase shares must be complete and in good form for the Fund to act on it.

•	A purchase request received after the Fund’s close of business, which corresponds with the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), is deemed received on the next business day.

BY WIRE TRANSFER

•	Instruct your bank to wire your investment to:

         State Street Bank & Trust Co.

         225 Franklin Street

         Boston, MA 02120

         ABA number 011000028

         DDA# 9905-684-8

         FBO: AARP Funds

         Account number

•	Please include the name of the account owner, tax identification number, account number, Fund name, and name/address of the financial institution wiring the money.

•	On days when the Federal Reserve is closed, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays.

BY ELECTRONIC TRANSFER

•	If you have established the electronic transfer service on your account, you may:

•	Visit our Web site at www.aarpfunds.com. Select “My Account Access,” log in to your account, and follow the directions.

•	Use our 24-hour Automated Response System by calling (800) 958-6457. Log in to your account and follow the directions.

•	Contact Shareholder Services by calling (800) 958-6457.

26    AARP INCOME FUND    How to Manage Your Account

We do not accept requests to hold a transaction for a future date.

•	Your subsequent electronic transfer investments must be at least $25.

•	If you did not establish the electronic transfer service on your new account application, please call Shareholder Services at (800) 958-6457 to obtain a Shareholder Services form, or you may download one on the Web site at www.aarpfunds.com. Select the “Forms and Documents” tab and download the appropriate form.

•	Confirm with your bank or credit union that it is a member of the ACH system.

BY MAIL

•	Detach the bottom of your most recent account statement, or write a letter of instruction that includes the name of the account owner, account number, and Fund name.

•	Enclose a check made out to “AARP Funds” for the amount you want to invest.

•	Send by regular mail or overnight delivery. All requests must be sent to the addresses listed on page 34 of this prospectus.

CONDITIONS FOR BUYING SHARES

•	We reserve the right to reject any offer to buy shares if doing so is deemed in the best interests of the Fund’s shareholders.

•	We calculate the number of shares you are buying as follows:

Investment amount
	=	Number of shares bought
Share price (NAV)

•	We accept only wire transfers, electronic transfers and checks in U.S. dollars, drawn on U.S. banks. We do not accept starter checks, cash, cash equivalents, cashier’s checks, travelers checks, money orders, credit cards, debit cards, or third party checks (except for IRA rollover checks). You cannot use a business check to buy shares for a non-business account.

•	If you buy shares by check or electronic transfer, we will delay the payment of redemption proceeds for up to 15 days.

How to Manage Your Account    AARP INCOME FUND    27

Selling shares

•	You may sell shares by using our Web site at www.aarpfunds.com, calling our 24-hour Automated Response System or Shareholder Services at (800) 958-6457, or sending us a request by mail. Proceeds can be sent by check to the address of record, or by wire transfer or electronic transfer, if these methods of transfer have already been established on your account. You may also set up a systematic withdrawal if you would like to receive a regular, periodic check.

•	By signing up for “electronic transactions,” you have a choice as to how your money is sent to your bank account, either as an electronic transfer or wire transfer. With a wire transfer, the funds are received by your bank as “good funds,” but you may incur additional charges. With an electronic transfer, there may be a delay in the accessibility of your funds, but there are no additional charges.

•	If you did not establish the electronic transaction service on your new account application, please call Shareholder Services at (800) 958-6457 to obtain a Shareholder Services form or you may download one on the Web site at www.aarpfunds.com. Select the “Forms and Documents” tab and download the appropriate form.

•	Your order to sell shares must be complete and in good form in order for the Fund to act on it.

•	A redemption request received after the Fund’s close of business, which corresponds with the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time), is deemed received on the next business day.

BY WIRE TRANSFER

•	If you have established the wire transfer service on your account, you may call Shareholder Services at (800) 958-6457 and ask to make a sale with proceeds paid by wire transfer. Give the name of the account owner, account number, and the amount you want to sell, noted either as a number of shares or a dollar amount you want to receive.

•	We will wire the sale proceeds to the financial institution of record.

•	There is a $5.00 fee per wire. Some recipient banks may also charge a fee.

BY ELECTRONIC TRANSFER

•	If you have established the electronic transfer service on your account, you may:

•	Visit our Web site at www.aarpfunds.com. Select “My Account Access,” log in to your account, and follow the directions.

28    AARP INCOME FUND    How to Manage Your Account

Medallion signature:

A stamp or seal from an approved financial institution that guarantees your signature is authentic.

•	Use our 24-hour Automated Response System by calling (800) 958-6457. Log in to your account and follow the directions.

•	Contact Shareholder Services by calling (800) 958-6457.

•	Payment of the proceeds will be made to the account previously designated by you at a bank that is a member of the ACH system.

•	Payment of the proceeds will normally be sent on the next business day after receipt of your request.

•	If the proceeds of your sale are sent by electronic transfer, your bank will be notified of the transfer on the day the proceeds are sent, but your bank account may not receive “good funds” for at least one week.

BY TELEPHONE

•	To use our 24-hour Automated Response System, call (800) 958-6457, log into your account, and proceed as instructed. There is a limit of $50,000 per day, per account.

•	You can also call Shareholder Services at (800) 958-6457 and ask to make a sale. Give the name of the account owner, tax identification number, account number, and the amount you want to sell, noted either as a number of shares or a dollar amount you want to receive (up to a limit of $50,000 for phone orders).

•	We will send a check to the address of record for the account.

BY MAIL

•	Send a letter including the name of the account owner, account number, and the amount you want to sell, noted either as a number of shares or a dollar amount you want to receive. You are required to include a medallion signature guarantee for amounts over $50,000 and in other specific circumstances (see Conditions for selling shares below). A medallion signature guarantee may be obtained from a financial institution, broker, dealer or clearing agency that is a participant in one of the medallion programs recognized by the Securities Transfer Agents Association. These are: Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program, and the New York Stock Exchange Medallion Signature Program.

•	All registered owners must sign.

•	Proceeds can be sent by regular mail or overnight delivery (overnight delivery charges will be deducted from the redemption proceeds).

•	Checks will be sent to the address of record.

•	All requests must be sent to the address listed on page 34 of this prospectus.

How to Manage Your Account    AARP INCOME FUND    29

TO SET UP A SYSTEMATIC WITHDRAWAL

•	You can establish a systematic withdrawal by completing the appropriate sections of the Shareholder Services form. To obtain a form, please call Shareholder Services at (800) 958-6457, or you may download one on the Web site at www.aarpfunds.com. Select the “Forms and Documents” tab and download the appropriate form. All registered owners must sign.

•	Send by regular mail. All requests must be sent to the address listed on page 34 of this prospectus.

•	We will either send a check to the address of record or wire the proceeds to your bank account as instructed at each requested time.

CONDITIONS FOR SELLING SHARES

•	We may take up to seven days to send your sale proceeds.

•	To receive proceeds by wire transfer or electronic transfer, you must have established this feature on your account before initiating the redemption.

•	If you buy shares using a check or electronic transfer and then sell them soon afterwards, we may delay payment of the redemption proceeds for up to 15 days after the purchase date.

•	For sales over $50,000, we require a medallion signature guarantee as additional security to protect your account from fraud. We also require a medallion signature guarantee in the following circumstances:

•	You want the sale proceeds sent to an address or bank that is not the address or bank of record for the account, or that has been changed as the address or bank of record within the last 30 days.

•	You want the sale proceeds made payable to someone who is not an owner of the account.

•	You want to receive the sale proceeds by wire transfer or electronic transfer, but this account privilege was not yet activated.

•	You want to receive the sale proceeds by wire transfer or electronic transfer into an account that is not listed as the account of record for transfers.

A notary public cannot provide a medallion signature guarantee.

30    AARP INCOME FUND    How to Manage Your Account

Exchanging shares

If you own shares of an AARP Fund, you may exchange shares of the Fund for shares of any other AARP Fund at no charge.

In an exchange, you are actually selling shares in one fund and buying shares in another, so there may be a capital gain or loss that affects your taxes.

Please note: The name of the account owner(s) and tax identification number must be the same on the two accounts.

TO EXCHANGE SHARES ONLINE

•	Visit www.aarpfunds.com. Select “My Account Access,” log in to your account, and follow the directions.

•	Process your exchange and confirm your transaction.

TO EXCHANGE SHARES BY TELEPHONE

•	To use our 24-hour Automated Response System, call (800) 958-6457, log into your account, and proceed as instructed.

•	You can also call Shareholder Services at (800) 958-6457 and ask to make an exchange. Give the name of the account owner, tax identification number, account numbers, and the amount you want to exchange, noted either as a number of shares or a dollar amount.

How to Manage Your Account    AARP INCOME FUND    31

Restrictions on excessive trading

Some investors engage in excessive trading called market timing where they try to predict future market directions and quickly buy and sell to capture short term profits. Others may simply buy and sell repeatedly over short periods of time, another form of excessive trading. The Board of Trustees of AARP Funds has adopted policies and procedures designed to address and monitor the excessive trading of Fund shares by shareholders.

Whatever its purpose, excessive trading is at odds with the mission of AARP Funds to provide funds that meet the needs of investors with mid- to long-term investment goals. Excessive trading interferes with AARP Financial’s ability to manage the Fund efficiently, and would increase costs to all investors.

Do not invest in the Fund if you engage in excessive trading or market timing. AARP Funds do not accommodate excessive trading. Although AARP Funds cannot guarantee that they will prevent excessive trading in all circumstances, they do take precautions to detect and discourage it. The Fund reserves the right to reject or restrict, without prior notice, any offer to buy or exchange shares or to use any redemption or exchange privilege, such as the internet or telephone exchange privilege. Although the Fund will attempt to give prior notice of a suspension or termination of an exchange privilege when it is reasonable to do so, the suspension or termination may be effective immediately, preventing any uncompleted exchange.

It is especially difficult to monitor for excessive trading within omnibus accounts. These are accounts that an intermediary holds on behalf of multiple, individual clients. All the individual orders are merged into a small number of orders, so the trading activity of those individuals is hidden from the Fund’s view. While AARP Funds cannot always track an individual’s trading within an omnibus account, they can monitor the trading of the omnibus accounts, and if they detect possible excessive trading, they will ask the intermediary to investigate and take appropriate action to stop the excessive trading if necessary. This may include restricting a client in the omnibus account from buying additional shares.

32    AARP INCOME FUND    Shareholder Services

If you have more than one account with the same address, or share an address with other investors that have an account, we may send one copy of a prospectus, annual report, and other similar documents to that address. If you wish to receive more information on “householding,” please call Shareholder Services at (800) 958-6457.

Dividends:

Money that is paid by companies to the investors who own their stock.

Shareholder Services

How we communicate with you

We will send you the following types of regular account statements to keep you informed about your investment:

•	Transaction confirmations to verify your purchases or sales.

•	Quarterly and annual account statements to review the value and performance of your investments, recap all transaction activity for the period, and report dividends, payment of capital gains, and sale proceeds.

•	Annual and semi-annual reports that include the Fund’s financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance.

Shareholder Services AARP INCOME FUND 33

How you can communicate with us

Telephone

Call (800) 958-6457 weekdays from 8:00 a.m. to 6:00 p.m. Eastern time, to speak directly with a courteous, knowledgeable representative.

The following prompt choices are available when you dial the number above:

•	AARP Financial Center Investment Counselors are available to answer investment related questions you may have.

•	Shareholder Services representatives can handle any account related questions or transactions.

•	Automated Response System is available 24 hours a day, 7 days a week to handle a wide range of account functions (as shown below).

AARP Financial Center Investment Counselors

•	Speak with specially trained representatives to help you identify your goals, determine if you’re on track financially for retirement, and decide if the Fund is right for you.

Shareholder Services representatives or our 24-hour Automated Response System

•	Receive general account information and service from our Shareholder Services representatives

•	Exchange shares

•	Initiate an electronic transfer to buy or sell shares

•	Order duplicate statements

•	Check your account balance or share prices

•	Change your address of record (not available via the Automated Response System)

Multiple account owners

If your account has more than one account owner or person authorized to make transactions for the account, we will accept telephone or online instructions from any of them.

34    AARP INCOME FUND    Shareholder Services

Unusual circumstances

If you have difficulty contacting us by phone or online, you can always send us your transaction request by regular mail or overnight delivery. All requests must be sent to the address listed here.

Mail

AARP Funds

P.O. Box 8035

Boston, MA 02266-8035

Overnight delivery

AARP Funds

c/o BFDS

66 Brooks Drive

Braintree, MA 02184

•	Request to buy, sell or exchange shares in writing

•	Change the name on your account

•	Add a seasonal mailing address

•	Add banking information to your account

•	Add or change an Automatic Investment Program

•	Add or change payroll deduction

Web site

www.aarpfunds.com

•	Open an account

•	Get a prospectus or fund report

•	Buy, sell or exchange shares

•	View your account balance and share price

•	Change your mailing address

•	Order duplicate statements or copies of your tax forms

•	Get forms to accomplish a variety of tasks

Distributions and Taxes    AARP INCOME FUND    35

Distributions and Taxes

About mutual fund distributions

Mutual funds earn current income as dividends and interest from the securities they hold. They may also realize capital gains if they sell securities at a price higher than they originally paid for them. By law, each year mutual funds must distribute, or pay out, at least 90% of their income and net capital gains to investors who, in turn, pay any required taxes on the distributions they receive.

Timing of distributions

The Fund generally pays capital gains distributions (if any) in December. The amount may vary considerably from year-to-year based on normal investment activity.

The Fund declares and pays any dividends monthly.

Options for receiving distributions

You may tell us to pay your distributions in cash or to invest them automatically in more shares of the Fund (known as dividend reinvestment). Either way, you must pay tax on them. If you do not tell us how you want your distributions paid, your distributions will be automatically reinvested in more shares of the Fund.

If we mail a distribution check to your address of record and it is returned to us because of an invalid address, we will automatically reinvest all future distributions until you provide us with the correct address.

Tax consequences of distributions

Please consult your tax advisor for detailed information on the tax consequences of investing in the Fund, including the following issues:

•	Your tax consequences differ if you have invested in the Fund through a regular account or through a tax-deferred IRA.

•	Depending on how long the Fund holds securities before selling them, the distributions will be classified as either short-term or long-term capital gains or losses. Distributions from net short-term capital gains will generally be taxed as ordinary income. Because different tax rates apply, the Fund will supply information on whether distributions are treated as ordinary income and/or long-term capital gains for tax purposes.

•	No matter how long you have held shares in the Fund, you will receive distributions when they are paid and owe taxes on them. It is generally wise not to buy shares shortly before a distribution is paid. By waiting until just after the distribution is paid, you will reduce your tax burden for that year.

Please cash distribution checks promptly. We do not pay interest on uncashed checks.

Dividend reinvestment:

Using your dividends to buy additional shares of a stock or mutual fund, instead of taking the money as a cash payment.

36    AARP INCOME FUND    Distributions and Taxes

BACKUP WITHHOLDING

You must certify that you have provided the Fund with your correct Social Security or tax identification number, and that you are not subject to backup withholding. If you do not provide this information and certify that it is correct, we are required by law to withhold 28% of all taxable distributions, sales, and exchanges from your account. State and local taxes may apply, as well as federal income tax.

Tax on transactions

Just as the Fund realizes capital gains when securities are sold at a higher price than originally paid, you may realize a capital gain on your own transactions. That is, if you sell or exchange shares of the Fund at a higher price than you paid, you will owe taxes on the resulting capital gain. Of course, the reverse is true as well: if you sell or exchange shares at a loss, you may deduct the loss on your tax return, subject to certain limitations under the tax laws.

Additional Information    AARP INCOME FUND    37

Additional Information

How the share price is calculated

The price at which you buy or sell shares is called net asset value, “NAV.” The NAV for the Fund’s shares is calculated every business day as of the close of regular trading on the New York Stock Exchange, “NYSE,” normally, 4:00 p.m. Eastern time. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veteran’s Day. On these holidays, you will not be able to purchase shares by wiring federal funds because federal funds wiring does not occur on these holidays.

The NAV for the Fund’s shares is calculated this way:

Net assets

(which are total assets – liabilities)	=	NAV per share
Number of shares outstanding

The underlying funds calculate their share price in exactly the same way–at NAV. Of course, the Fund’s assets consist entirely of investments in underlying funds . Therefore, the Fund will calculate its share price using the NAV per share of the underlying funds to value the Fund’s investments.

To determine the value of the net assets of the underlying funds, bonds held in the underlying funds generally are valued using quotes from bond dealers or bond pricing services. Stocks held in an underlying fund generally are valued at their market price on the primary exchange where they are traded.

If the price for a specific bond or stock held by an underlying fund is not readily available, the underlying fund will determine a fair value, using a method approved by the Board of Trustees of the underlying fund. For example, an underlying fund might need to determine the fair value of an investment if something occurs in the market that would affect pricing after trading is closed for the day, but before 4:00 p.m. Eastern time, when NAV is calculated. This occurs most frequently with international investments, which may trade on markets that close many hours earlier.

When an underlying fund uses the fair value method, it is possible that the price the underlying fund uses for a specific bond or stock may differ from the market price or quote, when it is next available. It is also possible that the Fund’s NAV may differ from the NAV that would be calculated if the underlying fund had used the last reported price for the particular investment. Since fair valuation is a judgment, there can be no assurance that the value given a particular security is accurate.

Fair value:

A reasonable price for a security that buyers and sellers would accept in the market where the security usually trades.

38    AARP INCOME FUND    Additional Information

The effect of timing on share prices

On any business day, if the Fund receives your request to buy, sell, or exchange shares before closing time on the NYSE, the Fund will use that day’s NAV as the price for your transaction. If the Fund receives your request after closing time, the Fund will use the next business day’s NAV for your transaction.

Any time we require additional information before we can complete a transaction you requested, we will use the NAV as of the business day we receive the required information for your transaction.

Turnover rate

All mutual funds are required to report their turnover rate, which is simply the portion of the Fund’s investments that were bought and sold in one year. For example, if a fund holds 50 bonds and 40 of them are sold within the year to buy new bonds, the turnover rate is 80%. The Fund does not have a meaningful turnover rate given that it invests in the underlying funds. AARP Financial anticipates that the Fund will have a turnover rate of less than 100%.

A higher turnover rate (over 100%) usually means higher costs for a fund for two reasons:

•	The fund incurs expenses for buying and selling, which are shared by all investors in the fund.

•	It’s more likely that the fund is generating capital gains, on which investors must pay tax.

Not responsible for fraud

For your security, the Fund takes precautions to ensure that all orders received are from a person authorized to make transactions on the account, whether those orders are placed in writing, by telephone, on the Fund’s Web site, or through the Automated Response System. For instance, callers must verify personal identification information, and calls may be recorded. The Fund is not responsible for fraud if it has taken reasonable precautions. The only way to be certain you are protecting your account from fraudulent telephone orders is to decline telephone privileges on your account application. If you make transactions online, be sure to safeguard your user name and password, and use security programs to protect your computer.

Additional Information    AARP INCOME FUND    39

Portfolio holdings

You will find a listing of the holdings in the Fund within 60 days as of the end of each calendar quarter on our Web site at www.aarpfunds.com. The Fund (and the underlying funds) are required by SEC regulations to report portfolio holdings 60 days after each fiscal quarter. The holdings of the Fund will be posted on the Web site after the Fund has filed the required information with the SEC. Please consult the Statement of Additional Information for more information on how we handle the disclosure of portfolio holdings.

Right to change policies

There are some decisions about the Fund that require shareholder approval, as noted in this prospectus or the Fund’s Statement of Additional Information. Unless noted in this way, the Fund has the right to change any of its investment objectives, investment strategies, or restrictions (as well as any other policies) without shareholder approval or prior notice.

AARP Funds may also change account requirements as follows, without prior notice to shareholders, when it believes it is in the best interest of the Fund.

•	Add, change, or discontinue conditions for account service, account privileges, or buying shares.

•	Accept initial investment by telephone.

•	Freeze an account when there is a dispute between account owners, or when the Fund believes a transaction is fraudulent.

•	Redeem an account (sell all its shares) without the owners’ permission when the Fund believes there has been fraudulent or illegal activity.

•	Change and introduce any fees.

These changes may affect all investors of the Fund, or only certain groups.

SEC:

The Securities and Exchange Commission. A federal agency that is the regulator for the federal securities laws, such as the Securities Act of 1933 and the Investment Company Act of 1940.

To learn more

You can get more information about the Fund or AARP Funds in any of these ways:

•	Call the AARP Financial Center at (800) 958-6457 and choose to speak with an investment counselor.

•	Visit our Web site at www.aarpfunds.com.

•	You can also find more information about the Fund’s investment strategies, policies, risks, and management in the Statement of Additional Information, which is available free of charge by following the directions on page 44 of this prospectus.

40    AARP INCOME FUND    Glossary

Glossary

AARP Financial: AARP Financial, the Fund’s investment adviser and administrator.

AARP Funds: The entity housing the Fund offered by this prospectus.

AARP Portfolios: The entity housing the Bond Portfolio.

ALPS Distributors, Inc.: ALPS Distributors, Inc. is the Fund’s distributor.

Asset-backed security: A security that pools loans, like credit card, auto or home equity loans, or other payment flows. Principal and interest payments are collected and passed through to investors.

Bond Portfolio: U.S. Bond Market Portfolio, a series of AARP Portfolios.

Bonds: Investments that pay interest (often a fixed amount) to investors. They are typically issued by a corporation, government or government agency. Essentially, bondholders have an IOU from the issuer, but no corporate ownership privileges, as stockholders do. Bonds are also called debt or fixed income securities.

Business day: Every day the New York Stock Exchange is open for business. The New York Stock Exchange is normally open for business every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may suspend redemptions or postpone payment dates on days when the New York Stock Exchange is closed (other than weekends and holidays), when trading is restricted or as otherwise permitted by the SEC. If the New York Stock Exchange closes early, the Fund will calculate its net asset value as of the time the New York Stock Exchange closes.

Current income: Money that is paid out to investors, such as bond interest.

Dividends: Money that is paid by companies to the investors who own their stock.

Dividend reinvestment: Using your dividends to buy additional shares of a mutual fund, instead of taking the money as a cash payment.

Fair value: A reasonable price for a security that buyers and sellers would accept in the market where the security usually trades.

Fund: AARP Income Fund, a series of AARP Funds.

Good form: A purchase, exchange or redemption order is in “good form” when the Fund, or its agent, receives all required information, including properly completed and signed documents.

Glossary    AARP INCOME FUND    41

Indexing: A style of investing that tries to match as closely as possible the returns of an index by investing in all – or a sample of – the securities in an index. An index is a group of securities representing a stock or bond market or a portion of it. But keep in mind, since an index is merely a list of securities, its returns don’t reflect the real world costs of buying and selling securities and managing an index fund.

Interest: Money paid by a bond issuer to investors who, in effect, loaned the issuer money by buying its bonds.

Market price: The last reported price of a security on the market where it is bought and sold.

Medallion signature: A stamp or seal from an approved financial institution that guarantees your signature is authentic.

Mortgage-backed security: A security that pools mortgages. Principal and interest payments on the mortgages are collected and passed through to investors.

Net asset value, “NAV”: The price of a single share of a mutual fund. It is calculated daily by adding the value of all the fund’s assets, subtracting the fund’s liabilities, and dividing that by the total number of fund shares.

Omnibus account: A single account held by an investment professional on behalf of many investors.

SEC: The Securities and Exchange Commission.

SSgA FM: SSgA Funds Management, Inc., the Fund’s and Bond Portfolio’s sub-adviser (as well as the investment adviser to the Money Market Portfolio).

State Street: State Street Bank and Trust Company, the Fund’s sub-administrator, custodian, and transfer agent.

State Street Money Market Portfolio: A money market fund that is a series of a separately registered investment company called the State Street Master Funds.

Total return: The total gain or loss of a mutual fund, including all dividends, interest and capital gains. It is expressed as a percentage of the original investment, and reflects the reinvestment of dividends and interest.

Tracking error: The amount the performance of an index fund differs from the index it tries to match.

Yield: Income (interest or dividends) earned by an investment, expressed as a percentage of an investment’s price.

42    AARP INCOME FUND    Privacy Policy Notice

Privacy Policy Notice

This privacy policy notice summarizes how AARP Funds (“we” or “us”) plans to protect our customers’ (“you”) nonpublic personal information (“Information”).

Our commitment to safeguarding your privacy

We value the trust of our customers and continue to recognize the importance of holding your Information as confidential.

We will do our best to use your Information responsibly in order to protect you from fraud, and comply with legal obligations.

We will require companies with which we do business to use any Information we provide appropriately and to safeguard the confidentiality of such Information.

We collect the following categories of Information about you

We collect Information about you from the following sources:

•	information we receive from you on applications or other forms, on our Web site or through other means;

•	information we receive from your transactions, correspondence and other communications with us; and

•	information we receive from you in connection with providing you a financial product or service.

We disclose the following categories of Information about you

We do not disclose any Information about you or any former shareholder to anyone, except as required or permitted by law. Information may be shared within AARP Financial Incorporated and its affiliates, AARP and AARP Services, Inc.

We may disclose Information about you or any former customer to the following types of third parties:

•	financial service providers that assist us in maintaining or servicing your accounts, such as securities broker-dealers, the distributor of any funds for which AARP Financial Incorporated provides investment advisory services, and the transfer agent;

•	non-financial companies, such as service providers that fulfill information requests; and

•	others, such as joint account holders and those with whom you have consented to our sharing your Information.

Privacy Policy Notice    AARP INCOME FUND    43

We may also disclose all of the Information we collect to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements, except as otherwise prohibited by federal or state law. We may disclose all of the Information we collect to non-affiliated third parties that provide administrative and other services on our behalf, such as, among others, printing, mailing, and other services that are typically provided to funds.

Protecting the security and confidentiality of your Information

We restrict access to Information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your Information. We will protect against anticipated threats or hazards to the security of the Information we receive from a consumer reporting agency as well as against unauthorized use of this Information. When disposing of any Information, we will take reasonable measures to protect against unauthorized access or use of the Information.

Investors purchasing or owning interests through their bank, broker, or other financial institution should consult that financial institution’s privacy policies.

THIS DESCRIPTION OF THE PRIVACY POLICY IS NOT PART OF THE PROSPECTUS.

44    AARP INCOME FUND    For More Information

For More Information

If you would like more information about the Fund, you may request free copies of the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Each report to shareholders includes financial statements and a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance. The annual report to shareholders also has a report of the Funds’ auditors.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more detailed information about the Fund.

The Fund’s annual and semi-annual reports to shareholders (once the Fund has been in existence for long enough to have such reports) and the SAI are incorporated by reference into (and are legally a part of) this prospectus.

To request a free copy of the latest annual or semi-annual report to shareholders (once available), the SAI, or other information about the Fund or your account, please contact us:

By regular mail:	AARP Funds
P.O. Box 8035
Boston, MA 02266-8035

By overnight mail:	AARP Funds
c/o BFDS
66 Brooks Drive
Braintree, MA 02184

By phone:	(800) 958-6457

By email:	info@aarpfunds.com

Online:	www.aarpfunds.com

You can also review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at (202) 551-8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following:

email address:	publicinfo@sec.gov

or by writing to:	Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102

Investment Company

File No. 811-21825

© 2006 AARP Funds. All rights reserved.

ALPS Distributors, Inc., Distributor.

AARP Funds

P.O. Box 8035

Boston, MA 02266-8035

(800) 958-6457

www.aarpfunds.com

©2006 AARP Funds

ARP-PR-005-0906